                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                  JUNE 9,1997
                                 DATE OF REPORT

                                $171,326,953.09

                      CORESTATES HOME EQUITY LOAN TRUST 1996-1
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             (Exact name of registrant as specified in its charter)

                         HOME EQUITY LOAN CERTIFICATES

New York                          33-79544-07              36-7148609
                                  Series 1996-1

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(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)             IDENTIFICATION
                                                           NUMBER)

                 c/o CoreStates Bank, N.A., as Master Servicer
                            1345 Chestnut Street
                  Philadelphia, Pennsylvania             19107
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES   (ZIP CODE)
                             OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
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                                                         Total Number of
                                                         Sequentially
                                                         Numbered Page   9
                                                         Exhibit Index
                                                         Appears on Page 4

Item 7.  Financial Statements and Exhibits

                 The following exhibits are furnished herewith:

                 21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of May 1, 1997 through May 31, 1997.

                 25       Power of Attorney of The First National Bank of
                          Chicago.*





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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 9, 1997                        CORESTATES HOME EQUITY TRUST
                                           (Registrant)

                                           By The First National Bank
                                                    of Chicago


                                             By /s/ Barbara M. Rothenberg
                                                -------------------------
                                                Barbara M. Rothenberg
                                                Attorney-in-Fact

                                 Exhibit Index


Exhibit No.                                                                Page
-----------                                                                ----
21.1       Monthly servicing report prepared by the Master                  5
           Servicer and sent to holders of the Certificates
           pursuant to Section 5.02(b) of the Pooling and
           Servicing Agreement covering the period of
           May 1, 1997 through May 31, 1997.

25         Power of Attorney of The First National Bank of Chicago.*





I:1996-1.13





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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.